Exhibit 10.9

PRECISION THERAPEUTICS, INC.

2000 STOCK PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, each capitalized term used in this Stock Option Agreement shall have the meaning given such term in the Precision Therapeutics, Inc. 2000 Stock Plan (the “Plan”).

NOTICE OF GRANT
Optionee’s Name and Address	[NAME]
[STREET ADDRESS]
[CITY, STATE, ZIP]

The undersigned Optionee has been granted an Option to purchase Common Stock (the “Shares”) of the Precision Therapeutics, Inc. (“PTI”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant	[MM/DD/YYYY]

Exercise Price per Share	[PRICE]

Number of Shares Granted	[##]

Total Exercise Price	[PRICE X #GRANTED]

Type of Shares:	Common

Type of Option:	Incentive Stock Option

Term/Expiration Date:	[MM/DD/YYYY]

Vesting Schedule:	25% of the Option will become exercisable on each of the first four anniversaries of the Date of Grant; provided that you are still a Service Provider on such vesting date.

Termination Period:

If Optionee ceases to be an employee, officer, director, consultant or advisor of PTI (each a “Service Provider”) for any reason, the portion of this Option that is not vested shall expire immediately. Except (i) in the event that you are terminated for “cause” (as such term is defined in the Plan), (ii) as provided herein or (iii) as provided in the Plan, the vested portion of this

Option shall be exercisable for one month after Optionee ceases to be a Service Provider for reasons other than death or disability (as defined in the Plan). Upon Optionee’s death or disability, the vested portion of this Option may be exercised for six months after Optionee ceases to be a Service Provider. If the Optionee is terminated as a Service Provider for “cause” the Option shall terminate immediately at the time of such termination. In no event, however, may Optionee exercise this Option after the Term/Expiration Date as provided above.

I.	AGREEMENT

1. Grant of Option. The Board of Directors of PTI (the “Plan Administrator”) hereby grants to the optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to subsection 18.1 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that the Option fails to meet the requirements of an ISO under Code Section 422, this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by PTI. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by PTI of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by PTI, concurrently with the exercise of all or any portion of this Option, deliver to PTI his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by PTI or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of PTI under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of PTI during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by PTI) (the “Market Standoff Period”) following the effective date of a registration statement of PTI filed under the Securities Act. Such restriction shall apply only to the first registration statement of PTI to become effective under the Securities Act that includes securities to be sold on behalf of PTI to the public in an underwritten public offering under the Securities Act. PTI may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash or check; or

(b) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of a stock option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

(c) Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee, or in the event of Optionee’s disability, by the Optionee’s legal representative. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

8. Company Repurchase Rights. Optionee understands and agrees that, prior to the initial, underwritten public offering by PTI of its Shares, PTI shall have the absolute right to repurchase any of Optionee’s Shares within twelve (12) months of the date on which Optionee ceases to be a Service Provider for any reason other than if the Service Provider is terminated without “cause” (as defined in the Plan). The purchase price to be paid by PTI for such Shares shall be equal to the Fair Market Value of the Shares as determined in good faith by the Board of Directors.

9. Entire Agreement, Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of PTI and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by PTI and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of the Commonwealth of Pennsylvania.

10. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify PTI upon any change in the residence address indicated below.

OPTIONEE:	PRECISION THERAPEUTICS, INC.:

By:
Signature		Authorized Officer

Print Name

Social Security Number

EXHIBIT A

PRECISION THERAPEUTICS, INC.

2000 STOCK PLAN

EXERCISE NOTICE

Precision Therapeutics, Inc.

2516 Jane Street

Pittsburgh, PA 15203

Attention: Secretary

1. Exercise of Option. Effective as of today,                     , 20    , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase shares of the Common Stock (the “Shares”) of Precision Therapeutics, Inc. (the “Company”) under and pursuant to the 2000 Stock Plan (the “Plan”) and the Stock Option Agreement dated                     , 20     (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to PTI the full purchase price of the Shares, as set forth in the Option Agreement.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the exercise of any Option and the payment of the full Exercise Price, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 14 of the Plan.

5. Joinder. By executing and delivering this Exercise Notice, Optionee agrees that the Shares shall be subject to, and Optionee shall be a party to and bound by, all of the terms and provisions of the Amended and Restated Stockholders Agreement, dated as of January 11, 2001, by and among PTI and those certain holders of Company’s Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock named therein, as such agreement may be amended (or amended and restated) from time to time.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has had the opportunity to consult with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on PTI for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that PTI shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificates) evidencing ownership of the Shares together with any other legends that may be required by PTI or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND CERTAIN OTHER AGREEMENTS DESCRIBED IN SUCH EXERCISE NOTICE. COPIES OF SUCH DOCUMENTS MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND OTHER TERMS AND CONDITIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, PTI may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if PTI transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. PTI shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. PTI may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of PTI. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be resolved in accordance with the terms of the Plan.

10. Governing Law; Severability. This Agreement is governed by the internal substantive laws but not the choice of law rules, of the Commonwealth of Pennsylvania.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of PTI and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by PTI and Optionee.

Submitted by:	Accepted by:

OPTIONEE:	PRECISION THERAPEUTICS, INC.

By:
Signature	Authorized Officer

Print Name	Date Received

Address:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	PRECISION THERAPEUTICS, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to PTI the following:

(a) Optionee has acquired sufficient information about PTI and its business and financial condition to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that PTI is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to PTI, and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event PTI becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about PTI, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that PTI does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by PTI or the date the Securities were sold by an affiliate of PTI, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) Optionee further agrees, in connection with PTI’s initial underwritten public offering of PTI’s securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of PTI held by it (other than those shares included in the registration) without the prior written consent of PTI or the underwriters managing such initial underwritten public offering of PTI’s securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering.

OPTIONEE:

Signature

Print Name